Exhibit 99.1

Kopin Announces Appointment of Erich Manz as Chief Financial Officer

WESTBOROUGH, Mass. – August 7, 2025 - Kopin Corporation (NASDAQ: KOPN) a leading provider of application-specific optical systems and high-performance microdisplays for defense, training, enterprise, industrial, consumer and medical products, today announced the appointment of Erich Manz as Chief Financial Officer.

Mr. Manz is an accomplished executive, bringing over three decades of financial and accounting experience in sensing, application-specific analog power and semiconductor technology markets. Mr. Manz will replace Rich Sneider, who announced his retirement in May.

“We are in the midst of an exciting evolutionary journey at Kopin that can unlock the potential of application-specific optical solutions and high-performance microdisplays. I am excited to welcome Erich, who brings a depth of financial experience and expertise at publicly traded and high-growth organizations where he held senior finance roles and established a reputation for driving operational efficiency, implementing real-time financial analytics, leading complex financial reformations and enabling strategic growth through data-driven decision-making. This profile of experience and skillset will help Kopin reach its next level of transformational growth,” said Michael Murray, Chairman and Chief Executive Officer of Kopin. “We are grateful for Rich’s significant contributions as CFO over the past three decades, and I am glad we will continue to benefit from his counsel in the coming months”. Mr. Sneider is expected to stay with the Company for approximately three months to assist the Company with the transition to its new CFO.

“Kopin plays a critical role in the microdisplay technology ecosystem especially for global defense departments, and I am thrilled about the opportunity to join the organization during this period of growth,” said Mr. Manz. “I look forward to working with the talented Kopin team to meet customers’ needs, develop new products and technologies, deliver sustainable growth, and create lasting value for all our stakeholders.”

About Erich Manz

Most recently, Mr. Manz was the Business Unit CFO of Allegro MicroSystems (NYSE: ALGM) where he led the financial structure, support, and oversight for the product business group. Mr. Manz spent over 25 years at Allegro MicroSystems in various roles from Reporting Manager to Corporate Controller. Mr. Manz began his career at Serta in their accounting department and holds a bachelor’s degree in accounting from Bryant University.

About Kopin

Kopin Corporation is a leading developer and provider of innovative display, and application-specific optical solutions sold as critical components and subassemblies for defense, enterprise, professional and consumer products. Kopin’s portfolio includes microdisplays, display modules, eyepiece assemblies, image projection modules, and vehicle mounted and head-mounted display systems that incorporate ultra-small high-resolution Active Matrix Liquid Crystal displays (AMLCD), Ferroelectric Liquid Crystal on Silicon (FLCoS) displays, MicroLED displays (µLED) and Organic Light Emitting Diode (OLED) displays, a variety of optics, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com. Kopin is a trademark of Kopin Corporation.

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Forward Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 28, 2024, as amended or as updated from time to time by our Securities and Exchange Commission filings.

Contact Information

For Investor Relations

Kopin Corporation

Richard Sneider, Treasurer and Chief Financial Officer

Richard_Sneider@kopin.com

508-870-5959

MZ Contact

Brian M. Prenoveau, CFA

MZ Group – MZ North America

KOPN@mzgroup.us

561-489-5315

Lightspeed PR Contact

Grace Halvorsen

Lightspeed PR/M

Kopin@lightspeedpr.com

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